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                                                                     EXHIBIT 4.1



                                    UPGRADE
Number                           INTERNATIONAL                       Shares
UPG                               CORPORATION



              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
    THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR RIDGEFIELD PARK, NJ


THIS CERTIFIES that                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS



is the record holder of


FULLY PAID AND NONASSESSABLE SHARE OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
                                       OF

=======================UPGRADE INTERNATIONAL CORPORATION========================

transferable on the share register of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:




                    SECRETARY                              PRESIDENT



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                       UPGRADE INTERNATIONAL CORPORATION


     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preference and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common        UNIF GIFT MIN ACT ______ Custodian _______
TEN ENT - as tenants by the                             (Date)           (Minor)
          entireties                          under Uniform Gifts to Minors
JT TEN  - as joint tenant with                Act_______________________________
          right of survivorship                            (State)
          and not as tenants in       UNIF TRF MIN ACT ____ Custodian (until
          common                        age___) ________ under Uniform Transfers
                                                 (Minor)
                                        to Minors Act __________________________
                                                              (State)

Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                ]



--------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________                            __________________________________

                                              __________________________________
                                     NOTICE:  THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND
                                              WITH THE NAME(S) AS WRITTEN
                                              UPON THE FACE OF THIS CERTIFICATE
                                              IN EVERY PARTICULAR, WITHOUT
                                              ALTERATION OR ENLARGEMENT OR ANY
                                              CHANGE WHATEVER

Signature(s) Guaranteed

By:___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad-15

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Regulation S legend


"These Shares have not been registered under the Securities Act of 1933, as amended. Such Shares may be sold or offered for sale, transferred, hypothecated or otherwise assigned only in accordance with the provisions of Regulation S under such Act, pursuant to registration under such Act or pursuant to an available exemption from registration supported by an opinion reasonably acceptable to the Company of counsel reasonably acceptable to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act. Hedging transactions involving these Shares may not be conducted unless in compliance with such Act."
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Regulation D Legend


"These Shares have not been registered under the Securities Act of 1933, as amended. Such Shares may be sold or offered for sale, transferred, hypothecated or otherwise assigned only pursuant to registration under such Act or pursuant to an available exemption from registration supported by an opinion reasonably acceptable to the Company by counsel reasonably acceptable to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."